General Company Information	3 Months Ended
Mar. 31, 2022
Disclosure Of General Company Information [Abstract]
General Company Information

1. GENERAL COMPANY INFORMATION

Gambling.com Group Limited (the “Company” or “Group”) is a public limited liability company founded in 2006 and incorporated in the Channel Island of Jersey in accordance with the provisions of the Companies (Jersey) Law 1991, as amended. Our registered address and the address of our principal executive office is 22 Grenville Street, St. Helier, Jersey JE4 8PX.

We are a multi-award-winning performance marketing company and a leading provider of digital marketing services active in the online gambling industry. Our principal focus is on iGaming and sports betting. Through our proprietary technology platform, we publish a portfolio of premier branded websites including Gambling.com, Bookies.com, Rotowire.com, and BonusFinder.com.